Exhibit 10.4

ACCENTIA BIOPHARMACEUTICALS, INC.

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

May 30, 2008

Laurus Master Fund, Ltd.

Valens U.S. SPV I, LLC

Valens Offshore SPV I, Ltd.

Valens Offshore SPV II, Corp.

PSource Structured Debt Limited

c/o Laurus Capital Management, LLC and

Valens Capital Management, LLC

355 Madison Avenue, 10th Floor

New York, New York 10017

Attention: Portfolio Services

Re: Guaranty

Ladies and Gentlemen:

Reference is made to that certain Guaranty dated March 31, 2006 (as amended, modified, supplemented and/or restated from time to time, the “Guaranty”) from Accentia Biopharmaceuticals, Inc. (“Company”) in favor of Laurus Master Fund, Ltd. (“Laurus”), Valens U.S. SPV I, LLC (as partial assignee of Laurus, “Valens US”), Valens Offshore SPV I, Ltd. (as partial assignee of Laurus, “Offshore I”), Valens Offshore SPV II, Corp. (as partial assignee of Laurus, “Offshore II”) and PSource Structured Debt Limited (as partial assignee of Laurus, “PSource”; and together with Laurus, Valens US, Offshore I and Offshore II, individually, each a “Creditor Party” and collectively, the “Creditor Parties”).

The Company hereby agrees that the phrase “sixty-four (64%) of all then presently due and outstanding debts and liabilities of the Company, as adjusted from time to time, under the Secured Promissory Note” as set forth in the Guaranty, shall mean a fixed principal amount of $4,991,360 together with all other Obligations covered by and as defined under the Guaranty.

This side letter shall be construed and enforced in accordance with and governed by the laws of the State of New York.

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This letter agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed an original signature hereto.

Very truly yours,

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Alan Pearce
Name:	Alan M. Pearce
Title:	CFO

Acknowledged and Agreed to as of this 30th day of May, 2008:

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV II, LLC

By:	Valens Capital Management, LLC its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	Laurus Capital Management, LLC its investment manager

By:	/s/ John Gilfillan
Name:	John Gilfillan
Title:	Director PSource Capital Ltd for and on Behalf of PSource Structured Debt Limited